Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350

As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of DJO Finance LLC (the “Company”) on Form 10-Q for the quarter ended March 31, 2018, as filed with the Securities and Exchange Commission on May 14, 2018 (the “Report”), I, Brady R. Shirley, President, Chief Executive Officer and Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2018

/s/ Brady R. Shirley
Brady R. Shirley
President, Chief Executive Officer and Manager